SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       November 1, 2002 (October 30, 2002)



                          FIBERNET TELECOM GROUP, INC.

             (Exact name of registrant as specified in its charter)



              Delaware                   333-7841               52-2255974

  (State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
           Incorporation)                 Number)          Identification No.)


                              570 Lexington Avenue

                            New York, New York 10022

           (Address of principal executive offices including zip code)


                                 (212) 405-6200

              (Registrant's telephone number, including area code)


                                      N.A.

          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.

         Fibernet Telecom Group, Inc. (the "Company") has completed a series of restructuring transactions with the lenders under its senior credit facility as well as certain investors. These transactions (together, the "Restructuring Transactions") are described below.

         Pursuant to the terms of a Common Stock Purchase Agreement (the "Lender Purchase Agreement") dated as of October 30, 2002 by and among the Company and the lenders under the Company's senior credit facility (the "Lenders"), the Company has issued 440,000,000 shares of its common stock, par value $.001 per share ("Common Stock") to the Lenders at a price of $0.15 per share, as prepayment of an aggregate of $66,000,000 of outstanding indebtedness under the Company's Amended and Restated Credit Agreement dated as of February 9, 2001, as amended (the "Credit Agreement"). Under the Lender Purchase Agreement, the Company also issued warrants to purchase 110,000,000 shares of Common Stock at an exercise price of $0.12 per share (the "Lender Warrants") with a term of five years. The Lender Warrants are immediately exercisable and contain standard anti-dilution protection. The 440,000,000 shares issued to the Lenders under the Lender Purchase Agreement constitute approximately 61% of the total number of outstanding shares of Common Stock. Such shares, together with shares issuable upon exercise of the Lender Warrants, also constitute approximately 61% of the shares of Common Stock outstanding on a fully diluted basis.

         In connection with the transactions under the Lender Purchase Agreement, the Company and certain Lenders entered into a Stockholders Agreement dated as of October 30, 2002. Under the terms of this Stockholders Agreement, such Lenders have the right to designate two independent persons to be members of the Company's board of directors, along with other certain rights and privileges. The Company and the Lenders have also executed a seventh amendment to the Credit Agreement which, among other things, amends certain terms of the Credit Agreement in conjunction with the Restructuring Transactions.

         Pursuant to the terms of an Investors' Rights Agreement entered into on October 30, 2002 by and among the Company and the Lenders, the Company has agreed to file a resale registration statement with respect to all of the shares issued in connection with the Lender Purchase Agreement (including shares issuable upon exercise of the Lender Warrants). The Company expects that this registration statement will also include shares issued in the other Restructuring Transactions described below.

         On October 30, 2002, the Company entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with certain investors (the "Investors"), pursuant to which the Company issued to the Investors in a private offering an aggregate of 38,000,000 shares of Common Stock for a price of $0.10 per share, or an aggregate cash consideration of $3,800,000. Pursuant to the terms of the Purchase Agreement, the Company also issued to such Investors warrants to purchase an additional 38,000,000 shares of Common Stock (the "Investor Warrants") at an exercise price of $0.12 per share with a term of five years.

         The Company entered into a Registration Rights Agreement dated as of October 30, 2002 with the Investors which requires the Company to file a resale registration statement with the Securities and Exchange Commission no later than 30 days after the date the Restructuring Transactions were completed, with respect to the registration of all of the shares of Common Stock issued under the Purchase Agreement, the Share Exchange Agreement, the Note Exchange Agreement, the Series J-1 Exchange Agreement, and all shares issuable upon the exercise of the Investor Warrants. As described above, the Company expects that this registration statement will also include shares issued to the Lenders under the Lender Purchase Agreement.

         Immediately prior to the sale and issuance under the Purchase Agreement, the Company consummated certain related transactions with the Investors. In one such transaction, the Company issued to one of the Investors, SDS Merchant Partners, L.P. ("SDS"), 9,002,040 shares of Common Stock in exchange for the surrender by SDS of a promissory note issued on December 7, 2001 by the Company to a third party, which promissory note had been assigned by such third party to SDS immediately prior to such exchange for $150,000 in cash. This exchange was consummated pursuant to the terms of a Note Exchange Agreement dated as of October




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30, 2002 by and among the Company and SDS. Such promissory note, at the time of surrender, had an outstanding principal amount of $450,102 owing thereon.

         In a second related transaction, the Company issued an aggregate of 104,581,425 shares of Common Stock to the Investors pursuant to the terms of a Share Exchange Agreement dated as of October 30, 2002 by and among the Company and the Investors. Such shares were issued upon the conversion of all 104,578 outstanding shares of the Company's Series H convertible preferred stock. Such Investors had, immediately prior to such exchange and conversion, acquired these Series H preferred shares, along with shares of Common Stock, from a third party for cash consideration of $735,000. The shares of Series H preferred stock so surrendered had an aggregate liquidation preference (including accrued dividends thereon) of $10,726,300.

         In a third related transaction, the holders of all 303 outstanding shares of the Company's Series J-1 convertible preferred stock surrendered such shares to the Company in exchange for 60,600,000 shares of Common Stock. This transaction was effected pursuant to a Series J-1 Exchange Agreement dated as of October 30, 2002 by and among the Company and the Series J-1 holders. The Series J-1 preferred stock so surrendered had an aggregate liquidation preference (including accrued dividends thereon) of $3,030,000.

         A total of 652,183,465 shares of Common Stock were issued pursuant to the Restructuring Transactions. Warrants to purchase an aggregate of 148,000,000 shares of Common Stock were also issued in the Restructuring Transactions. As a result of the Restructuring Transactions, the Company had 716,515,187 shares of Common Stock outstanding, or approximately 900,000,000 shares of Common Stock outstanding on a fully diluted basis, assuming the exercise of all outstanding options and warrants.

         The Company entered into a Registration Rights Agreement dated as of October 30, 2002 with the Investors which requires the Company to file a resale registration statement with the Securities and Exchange Commission no later than 30 days after the date the Restructuring Transactions were completed, with respect to the registration of all of the shares of Common Stock issued under the Purchase Agreement (and all shares issuable upon the exercise of the Investor Warrants), the Share Exchange Agreement, the Note Exchange Agreement and the Series J-1 Exchange Agreement. As described above, the Company expects that this registration statement will also include shares issued to the Lenders under the Lender Purchase Agreement.

         Copies of the agreements described above have been filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


(c) Exhibits.


Exhibit No.    Description
-----------    -----------

   3.1 Certificate of Amendment to Certificate of Incorporation, dated October 25, 2002.
   4.1 Stockholders Agreement, dated as of October 30, 2002, by and among the Company and the stockholders listed therein.
   4.2 Investor's Rights Agreement, dated as of October 30, 2002, by and among the Company and the investors listed therein.
   4.3 Registration Rights Agreement, dated as of October 30, 2002, by and among the Company and the stockholders listed therein.
   4.4 Form of Warrant to purchase the Company's common stock at a purchase price of $0.12 per share, issued in connection with the Common Stock and Warrant Purchase Agreement, dated as of October 30, 2002.
   4.5 Form of Warrant to purchase the Company's common stock at a purchase price of $0.12 per share, issued in connection with the Common Stock Purchase Agreement, dated as of




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               October 30, 2002.
  10.1         Common Stock and Warrant Purchase Agreement, dated as of
               October 30, 2002, by and among the Company and certain investors listed therein.
  10.2 Common Stock Purchase Agreement, dated as of October 30, 2002, by and among the Company and certain purchasers listed therein.
  10.3 Seventh Amendment to the Amended and Restated Credit Agreement, dated as of October 30, 2002, by and among FiberNet Operations, Inc., DevNet L.L.C. and Deutsche Bank AG New York Branch.
  10.4 Note Exchange Agreement, dated as of October 30, 2002, by and between the Company and SDS Merchant Fund L.P.
  10.5 Share Exchange Agreement, dated as of October 30, 2002, by and among the Company and the holders of the Company's Series H Preferred Stock.
  10.6 Share Exchange Agreement, dated as of October 30, 2002, by and among the Company and the holders of the Company's Series J-1 Preferred Stock.
  99.1         Press Release, dated October 31, 2002.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIBERNET TELECOM GROUP, INC.


Dated:  November 1, 2002      By: /s/ Michael S. Liss
                                  -------------------------------------
                                  Michael S. Liss
                                  President and Chief Executive Officer

                              INDEX TO EXHIBITS

   3.1 Certificate of Amendment to Certificate of Incorporation, dated October 25, 2002.

   4.1 Stockholders Agreement, dated as of October 30, 2002, by and among the Company and the stockholders listed therein.

   4.2 Investor's Rights Agreement, dated as of October 30, 2002, by and among the Company and the investors listed therein.

   4.3 Registration Rights Agreement, dated as of October 30, 2002, by and among the Company and the stockholders listed therein.

   4.4 Form of Warrant to purchase the Company's common stock at a purchase price of $0.12 per share, issued in connection with the Common Stock and Warrant Purchase Agreement, dated as of October 30, 2002.

   4.5 Form of Warrant to purchase the Company's common stock at a purchase price of $0.12 per share, issued in connection with the Common Stock Purchase Agreement, dated as of October 30, 2002.

  10.1 Common Stock and Warrant Purchase Agreement, dated as of October 30, 2002, by and among the Company and certain investors listed therein.

  10.2 Common Stock Purchase Agreement, dated as of October 30, 2002, by and among the Company and certain purchasers listed therein.

  10.3 Seventh Amendment to the Amended and Restated Credit Agreement, dated as of October 30, 2002, by and among FiberNet Operations, Inc., DevNet L.L.C. and Deutsche Bank AG New York Branch.

  10.4 Note Exchange Agreement, dated as of October 30, 2002, by and between the Company and SDS Merchant Fund L.P.

  10.5 Share Exchange Agreement, dated as of October 30, 2002, by and among the Company and the holders of the Company's Series H Preferred Stock.

  10.6 Share Exchange Agreement, dated as of October 30, 2002, by and among the Company and the holders of the Company's Series J-1 Preferred Stock.

  99.1    Press Release, dated October 31, 2002.